These financial statements are unaudited and prepared for internal use only. Please use them in conjunction with ML&P's annual audited financial statements. Financial information presented in these statements is for management analysis and may differ from the audited financial statements in some instances.

Other GAAP Disclosures

The Municipality of Anchorage has entered into an agreement to sell certain assets and discharge certain liabilities of Municipal Light & Power (the Utility) to Chugach Electric Association (CEA). CEA is a non-governmental entity and, as such, follows the Financial Accounting Standards Board (FASB) accounting framework to prepare its financial statements. The Utility's financial statements are prepared according to the GASB framework, and therefore the accounting for certain items could differ from the accounting treatment by CEA. The table beginning below presents relevant authoritative accounting pronouncements under the respective GASB and FASB frameworks to provide clarification to the users of the Utility’s audited financial statements.

		September 30, 2020		Dec. 31, 2019
ASSETS AND DEFERRED OUTFLOWS OF RESOURCES				
PLANT IN SERVICE				
Plant In Service	$	1,366,862,143	$	1,359,235,730
Less Accumulated Depreciation and Amortization		(533,846,532)		(514,270,008)
Net Plant In Service		833,015,611		844,965,722
Intangible Plant, net		2,320,949		2,399,903
Construction Work In Progress		31,962,785		29,967,785
Total Plant		867,299,345		877,333,410
RESTRICTED ASSETS				
Current:				
Debt Service Account		12,262,326		2,056,512
Restricted Equity In General Cash Pool		1,330,421		1,260,642
Other Special Investments and Cash		58,201,244		31,802,868
Non-Current:				
Revenue Bond Reserve Investment		24,543,769		24,387,434
Asset Retirement Obligation Sinking Fund		17,361,418		16,342,806
Total Restricted Assets		113,699,178		75,850,262
CURRENT ASSETS				
Equity In General Cash Pool		33,958,859		67,475,637
Net Accounts Receivable		13,051,350		15,421,983
Inventory Of Material & Supplies		29,120,977		32,134,009
Other Current Assets		790,710		534,954
Total Current Assets		76,921,896		115,566,583
OTHER ASSETS		8,955,020		7,752,216
Total Assets		1,066,875,439		1,076,502,471
DEFERRED OUTFLOWS OF RESOURCES		1,526,876		1,550,632
TOTAL ASSETS AND DEFERRED OUTFLOWS OF RESOURCES	$	1,068,402,315	$	1,078,053,103
LIABILITIES, DEFERRED INFLOWS OF RESOURCES AND NET POSITION				
CURRENT LIABILITIES				
Accounts Payable	$	7,916,019	$	13,316,706
Compensated Absences Payable		3,023,208		2,387,262
Accrued Payroll Liabilities		210,710		1,816,951
Accrued Interest Payable		5,603,344		1,722,475
Long-Term Obligation Maturing Within One Year		8,075,000		8,075,000
Customer Deposits		1,330,421		1,260,642
Total Current Liabilities		26,158,702		28,579,036
LONG-TERM DEBT				
Revenue Bonds Payable		299,700,000		299,700,000
Net Unamortized Premium (Discount)		14,987,842		15,831,235
Total Long-Term Debt		314,687,842		315,531,235
OTHER NONCURRENT LIABILITIES				
Notes Payable		191,900,000		191,900,000
Asset Retirement Obligation		25,130,178		24,332,547
Net Pension Liability		10,094,592		10,094,592
Net OPEB Liability		252,675		252,675
Other Noncurrent Liabilities		4,194,450		6,225,482
Total Other Noncurrent Liabilities		231,571,895		232,805,296
Total Liabilities		572,418,439		576,915,567
DEFERRED INFLOWS OF RESOURCES		189,002,420		201,815,619
NET POSITION				
Net Investment in Capital Assets		209,152,928		214,935,301
Restricted for Debt Service		6,649,205		326,473
Restricted for Operations		14,391,000		14,391,000
Unrestricted		76,788,323		69,669,143
Total Net Position		306,981,456		299,321,917
TOTAL LIABILITIES, DEFERRED INFLOWS OF RESOURCES AND NET POSITION	$	1,068,402,315	$	1,078,053,103

		2020		2019		Variance
OPERATING REVENUES						
Residential Sales	$	19,546,575	$	20,272,832	$	(726,257)
Commercial and Industrial Sales		72,703,601		85,919,196		(13,215,595)
Military Sales		11,345,820		13,593,490		(2,247,670)
Sales for Resale		1,800,115		8,686,687		(6,886,572)
Other Operating Revenue		2,899,653		(3,817,527)		6,717,180
Total Operating Revenue		108,295,764		124,654,678		(16,358,914)
OPERATING EXPENSES						
Production		40,456,463		54,497,768		(14,041,305)
Transmission		1,400,701		757,268		643,433
Distribution		11,600,182		10,298,608		1,301,574
Customer Service		2,691,328		2,750,987		(59,659)
Administrative and General		7,949,073		7,927,864		21,209
Depreciation and Depletion, net		21,313,788		21,901,482		(587,694)
Taxes Other Than Income		486,312		533,079		(46,767)
Regulatory Debits/Credits		(513,303)		(1,159,961)		646,658
Total Operating Expenses		85,384,544		97,507,095		(12,122,551)
Net Operating Income		22,911,220		27,147,583		(4,236,363)
NON-OPERATING REVENUES						
Interest Income		4,042,194		6,085,201		(2,043,007)
BABs Subsidy		1,837,166		1,831,308		5,858
Other Revenues		14,218		-		14,218
Total Non-Operating Revenues		5,893,578		7,916,509		(2,022,931)
NON-OPERATING EXPENSES						
Interest Expense on Long-Term Obligations		12,090,997		12,376,115		(285,118)
Other Interest Expense		1,629,739		3,847,613		(2,217,874)
Allowance for Funds Used During Construction		(752,701)		(395,689)		(357,012)
Amortization of Deferred Charges		23,756		27,351		(3,595)
Loss on Disposal of Property		458,782		36,646		422,136
Other Expenses		50,000		49,246		754
Total Non-Operating Expenses		13,500,573		15,941,282		(2,440,709)
Net Non-Operating Income		(7,606,995)		(8,024,773)		417,778
Income Before Transfers		15,304,225		19,122,810		(3,818,585)
TRANSFERS TO OTHER FUNDS						
Municipal Utility Service Assessment		(7,454,377)		(7,234,454)		(219,923)
Transfer to /from Other Funds		(190,311)		-		(190,311)
Total Transfers		(7,644,688)		(7,234,454)		(410,234)
Change in Net Position		7,659,537		11,888,356		(4,228,819)
Net Position - Beginning of Year		299,321,913	$	285,239,721	$	14,082,192
Ending Net Position	$	306,981,450	$	297,128,077	$	14,082,192

	September 30, 2020	Dec. 31, 2019
CASH FLOWS FROM OPERATING ACTIVITIES		
Operating Income	$ 22,911,220	$ 35,160,030
Adjustments to Reconcile Operating Income to Net Cash Provided (Used) by Operating Activities:		
Depreciation and Amortization	21,313,788	29,176,277
PERS and OPEB on Behalf	-	(158,592)
Allowance for Uncollectible Accounts	(297,234)	197,845
Other Income (Expenses)	(35,782)	(49,246)
Changes in Assets, Liabilities and Deferred Inflows of Resources Which Increase (Decrease) Cash:		
Accounts Receivable	2,667,867	(145,301)
Unbilled Reimbursable Work Orders	(106,270)	264,112
Inventories	3,013,031	(745,878)
Customer Deposits	69,779	35,189
Deferred Charges and Other Assets	1,207,932	1,017,507
Other Noncurrent Liabilities	(948,185)	4,983,163
Accounts Payable	(5,400,688)	1,281,592
Deferred Inflows of Resources	(9,601,625)	2,133,053
Compensated Absences Payable	635,946	(139,161)
Accrued Payroll Liabilities	(1,606,241)	310,139
Total Adjustments	10,912,318	38,160,699
Net Cash Provided by Operating Activities	33,823,538	73,320,729
CASH FLOWS FROM NONCAPITAL FINANCING ACTIVITIES		
Transfer From/To Other Funds	(190,311)	-
Municipal Utility Service Assessment	(9,939,169)	(9,645,938)
Net Cash Provided (Used) by Noncapital Financing Activities	(10,129,480)	(9,645,938)
CASH FLOWS FROM CAPITAL AND RELATED FINANCING ACTIVITIES		
Proceeds from Issuance of Short-Term Obligations	-	-
Principal Payments on Short-Term Obligations	-	-
Interest Payments on Short-Term Obligations	(1,899,654)	(4,982,733)
Proceeds from Issuance of Long-Term Obligations	-	-
Bond Sale Costs	-	-
Principal Payments on Long-Term Obligations	-	(7,730,000)
Interest Payments on Long-Term Obligations	(8,301,574)	(16,950,747)
Interest Payments on Long-Term Obligations to Associated Company	(271,982)	(607,592)
Interest Subsidy on Build America Bonds	1,224,777	2,445,649
Acquisition and Construction of Capital Assets	(17,203,818)	(33,920,580)
Contributed Capital	2,585,235	2,298,023
Proceeds From the Sale of Property	-	-
Net Cash Provided (Used) by Capital & Related Financing Activities	(23,867,016)	(59,447,980)
CASH FLOWS FROM INVESTING ACTIVITIES		
Investment Income Received	4,505,097	7,303,712
Net (Deposits to)/Withdrawals from Restricted Funds	(37,779,138)	(5,926,061)
Net Cash Provided by Investing Activities	(33,274,041)	1,377,651
Net Increase (Decrease) In Cash	(33,446,999)	5,604,462
Cash, Beginning of Year	68,736,279	63,131,817
Cash at the End of Reporting Period	$ 35,289,280	$ 68,736,279
CASH AND CASH EQUIVALENTS		
Restricted:		
Restricted Equity in General Cash Pool	$ 1,330,421	$ 1,260,642
Interim Revenue Escrow Invest	-	-
Total Restricted Cash	1,330,421	1,260,642
Unrestricted -		
Equity in General Cash Pool	33,958,859	67,475,637
Total Cash and Cash Equivalents, End of Period	$ 35,289,280	$ 68,736,279
NON-CASH INVESTING, CAPITAL AND FINANCING ACTIVITIES		
Contributed Capital From Deferred Inflows of Resources	$ 15,498	$ 794,741
Portion of Plant From AFUDC	752,701	595,493
Total Non-Cash Investing, Capital and Financing Activities	$ 768,199	$ 1,390,234

Reported in the Utility's Financial Statements	GASB Authoritative Guidance	FASB Authoritative Guidance
Net Pension Liabilities	GASBS 68 Paragraph 59 - A liability should be recognized for the employer's proportionate share of the collective net pension liability, measured as of a date (measurement date) no earlier than the end of the employer's prior fiscal year, consistently applied from period to period. The employer's proportionate share of the collective net pension liability should be measured by: a. Determining the employer's proportion—a measure of the proportionate relationship of (1) the employer (and, to the extent associated with the employer, nonemployer contributing entities, if any, that provide support for the employer but that are not in a special funding situation) to (2) all employers and all nonemployer contributing entities. b. Multiplying the collective net pension liability by the employer's proportion calculated in (a).	FASB ASC Topic 715-30-25 Paragraph 1 - If the projected benefit obligation exceeds the fair value of plan assets, the employer shall recognize in its statement of financial position a liability that equals the unfunded projected benefit obligation. If the fair value of plan assets exceeds the projected benefit obligation, the employer shall recognize in its statement of financial position an asset that equals the overfunded projected benefit obligation.

Reported in the Utility's Financial Statements	GASB Authoritative Guidance	FASB Authoritative Guidance
Deferred Inflows of Resources and Deferred Outflows of Resources Related to Pensions	GASBS 68 Paragraph 71 - Changes in the collective net pension liability should be included in collective pension expense in the current measurement period except as indicated below: a. Each of the following should be included in collective pension expense, beginning in the current measurement period, using a systematic and rational method over a closed period equal to the average of the expected remaining service lives of all employees that are provided with pensions through the pension plan (active employees and inactive employees) determined as of the beginning of the measurement period: (1) Differences between expected and actual experience with regard to economic and demographic factors (differences between expected and actual experience) in the measurement of the total pension liability (2) Changes of assumptions about future economic or demographic factors or of other inputs (changes of assumptions or other inputs). The portion of (1) and (2) not included in collective pension expense should be included in collective deferred outflows of resources or deferred inflows of resources related to pensions. b. The difference between projected and actual earnings on pension plan investments should be included in collective pension expense using a systematic and rational method over a closed five-year period,	ASC Topic 715-30-35 Paragraph 18 - As established in the definition of the term, a gain or loss results from a change in the value of either the projected benefit obligation or the plan assets resulting from experience different from that assumed or from a change in an actuarial assumption. Paragraph 19 - Because gains and losses may reflect refinements in estimates as well as real changes in economic values and because some gains in one period may be offset by losses in another or vice versa, this Subtopic does not require recognition of gains and losses as components of net pension cost of the period in which they arise. Paragraph 22 - Asset gains and losses are differences between the actual return on plan assets during a period and the expected return on plan assets for that period. Asset gains and losses include both changes reflected in the market-related value of plan assets and changes not yet reflected in the market-related value (that is, the difference between the fair value of assets and the market-related value). Gains or losses on transferable securities issued by the employer and included in plan assets are also included in asset gains and losses. Paragraph 23 - In other words, the expected return on plan assets generally will be different from the actual return on plan assets for the year. This Subtopic provides for recognition of that difference (a net gain or loss) in other comprehensive income in the period it arises. The amount recognized in other

Reported in the Utility's Financial Statements	GASB Authoritative Guidance	FASB Authoritative Guidance
Deferred Inflows of Resources and Deferred Outflows of Resources Related to Pensions, continued	beginning in the current measurement period. The amount not included in collective pension expense should be included in collective deferred outflows of resources or deferred inflows of resources related to pensions. Collective deferred outflows of resources and deferred inflows of resources arising from differences between projected and actual pension plan investment earnings in different measurement periods should be aggregated and included as a net collective deferred outflow of resources related to pensions or a net collective deferred inflow of resources related to pensions.	comprehensive income is also a component of net periodic pension cost for the current period. Thus, the amount recognized in other comprehensive income and the actual return on plan assets, when aggregated, equal the expected return on plan assets. The amount recognized in accumulated other comprehensive income affects future net periodic pension cost through subsequent amortization, if any, of the net gain or loss.
Net Other Post Employment Benefits Liabilities	GASBS 75 Paragraph 109 - A liability should be recognized for the employer's proportionate share of the collective net OPEB liability determined in conformity with paragraphs 59-61. (Paragraph 59 - The employer's proportionate share of the collective net OPEB liability should be measured by: (a) Determining the employer's proportion - a measure of the proportionate relationship of (1) the employer.. to (2) all employers and all nonemployer contributing entities... (b) Multiplying the collective net OPEB liability (determined in conformity with paragraphs 70-85) by employer's proportion calculated in (a). Paragraph 70 - The collective net OPEB liability should be measured as the total OPEB liability net of the	FASB ASC Topic 715-60-25 Paragraph 1 - An employer that sponsors one or more single-employer defined benefit postretirement plans other than pensions shall recognize in its statement of financial position the funded statuses of those plans. The employer shall aggregate the statuses of all overfunded plans and recognize that amount as an asset in its statement of financial position. It also shall aggregate the statuses of all underfunded plans and recognize that amount as a liability in its statement of financial position. Paragraph 2 - As indicated in paragraphs 715-60-35-125 through 35-126 remeasurement of both plan assets and the accumulated postretirement benefit obligation may be necessary. Upon remeasurement, a business entity shall adjust its statement of financial position in a

Reported in the Utility's Financial Statements	GASB Authoritative Guidance	FASB Authoritative Guidance
Net Other Post Employment Benefits Liabilities, continued	OPEB plan's fiduciary net position. Paragraph 71 - The total OPEB liability should be determined by (a) an actuarial valuation as of the measurement date or (b) the use of update procedures to roll forward to the measurement date amounts from an actuarial valuation as of a date no more than 30 months and 1 day earlier than the employer's most recent fiscal year end.. If update procedures are used and significant changes occur between the actuarial valuation date and the measurement date, professional judgment should be used to determine the extent of procedures needed to roll forward the measurement from the actuarial valuation to the measurement date, and consideration should be given to whether a new actuarial valuation is needed. For purposes of this determination, the effects of changes in the discount rate resulting from changes in the OPEB plan's fiduciary net position or from changes in the municipal bond rate, if applicable, should be among the factors evaluated. For accounting and financial reporting purposes, an actuarial valuation of the total OPEB liability should be performed at least biennially. More frequent actuarial valuations are encouraged.	subsequent interim period to reflect the overfunded or underfunded status of the plan consistent with that measurement date.

Reported in the Utility's Financial Statements	GASB Authoritative Guidance	FASB Authoritative Guidance
Deferred Inflows of Resources and Deferred Outflows of Resources Related to OPEB	GASBS 75 Paragraph 86 - Changes in the collective net OPEB liability should be included in collective OPEB expense in the current measurement period except as indicated below: (a) If the alternative measurement method is not used to measure the total OPEB liability, each of the following should be recognized in collective OPEB expense, beginning in the current measurement period, using a systematic and rational method over a closed period equal to the average of the expected remaining service lives of all employees that are provided with OPEB through the OPEB plan determined as of the beginning of the measurement period: (1) Differences between expected and actual experience with regard to economic or demographic factors (differences between expected and actual experience) in the measurement of the total OPEB liability. (2) Changes of assumptions about future economic or demographic factors or of other inputs (changes of assumptions or other inputs). The portion of (1) and (2) not recognized in collective OPEB expense should be reported as collective deferred outflows of resources or deferred inflows of resources related to OPEB. (b) The difference between projected and actual earnings on OPEB plan investments should be included in collective OPEB expense using a	ASC Topic 715-60-35 Paragraph 7 - As with other forms of deferred compensation, the cost of providing postretirement benefits shall be attributed to the periods of employee service rendered in exchange for those future benefits pursuant to the terms of the plan. That cost notionally represents the change in the unfunded accumulated postretirement benefit obligation for the period, ignoring employer contributions to the plan, plan settlements, and payments made by the employer directly to retirees. However, changes in that unfunded obligation that arise from experience gains and losses and the effects of changes in assumptions may be recognized as a component of net periodic postretirement benefit cost on a delayed basis. Paragraph 8 - Thus any change in the accumulated postretirement benefit obligation or the plan assets (other than contributions and benefit payments) either is initially recognized in other comprehensive income or is included in net periodic postretirement benefit cost. Paragraph 24 - Because gains and losses may reflect refinements in estimates as well as real changes in economic values and because some gains in one period may be offset by losses in another or vice versa, this Subtopic does not require recognition of gains and losses as components of net postretirement benefit cost of the period in which they arise.

Reported in the Utility's Financial Statements	GASB Authoritative Guidance	FASB Authoritative Guidance
Deferred Inflows of Resources and Deferred Outflows of Resources Related to OPEB, continued	systematic and rational method over a closed five-year period, beginning in the current measurement period. The amount not included in collective OPEB expense should be included in collective deferred outflows of resources or deferred inflows of resources related to OPEB. Collective deferred outflows of resources and deferred inflows of resources arising from differences between projected and actual OPEB plan investment earnings in different measurement periods should be aggregated and included as a net collective deferred outflow of resources related to OPEB or a net collective deferred inflow of resources related to OPEB. (c) Contributions to the OPEB plan from employers or nonemployer contributing entities should not be included in collective OPEB expenses.	Paragraph 25 - Gains and losses that are not recognized immediately as a component of net periodic postretirement benefit cost shall be recognized as increases or decreases in other comprehensive income as they arise. Paragraph 27 - Plan asset gains and losses are differences between the actual return on plan assets during a period and the expected return on plan assets for that period. Asset gains and losses include both of the following: a. Changes reflected in the market-related value of plan assets b. Changes not yet reflected in the market-related value of plan assets (that is, the difference between the fair value and the market-related value of plan assets).

Reported in the Utility's Financial Statements	GASB Authoritative Guidance	FASB Authoritative Guidance
Contributions in Aid of Construction	GASBCS4 Paragraph 34. A deferred inflow of resources is an acquisition of net position by the government that is applicable to a future reporting period.	FASB ASC 210-10-S99 Paragraph 13(b) Tangible and intangible utility plant of a public utility company shall be segregated so as to show separately the original cost, plant acquisition adjustments, and plant adjustments, as required by the system of accounts prescribed by the applicable regulatory authorities.
Restricted Assets	GASBS 34 Paragraph 99 - Restricted assets should be reported when restrictions on asset use change the nature or normal understanding of the availability of the asset. For example, cash and investments normally are classified as current assets, and a normal understanding of these assets presumes that restrictions do not limit the government's ability to use the resources to pay current liabilities. But cash and investments held in a separate account that can be used to pay debt principal and interest only (as required by the debt covenant) and that cannot be used to pay other current liabilities should be reported as restricted assets. Because restricted assets may include temporarily invested debt proceeds or other resources that are not generated through operations (such as customer deposits), the amount reported as restricted assets will not necessarily equal restricted net position.	FASB ASC 210-10-S99-1 Paragraph 1 - Cash and cash items. Separate disclosure shall be made of the cash and cash items which are restricted as to withdrawal or usage. The provisions of any restrictions shall be described in a note to the financial statements. Restrictions may include legally restricted deposits held as compensating balances against short-term borrowing arrangements, contracts entered into with others, or company statements of intention with regard to particular deposits.

Reported in the Utility's Financial Statements	GASB Authoritative Guidance	FASB Authoritative Guidance
Transfers to Other Funds	GASBS 34 Paragraph 112b - Nonreciprocal interfund activity is the internal counterpart to nonexchange transactions. It includes: Interfund transfers—flows of assets (such as cash or goods) without equivalent flows of assets in return and without a requirement for repayment. This category includes payments in lieu of taxes that are not payments for, and are not reasonably equivalent in value to, services provided.	Not addressed in FASB reporting framework
Non-Operating Revenues and Expenses	GASBS 34 Paragraph 102 - Governments should establish a policy that defines operating revenues and expenses that is appropriate to the nature of the activity being reported, disclose it in the summary of significant accounting policies, and use it consistently from period to period. A consideration for defining a proprietary fund's operating revenues and expenses is how individual transactions would be categorized for purposes of preparing a statement of cash flows. Transactions for which cash flows are reported as capital and related financing activities, noncapital financing activities, or investing activities normally would not be reported as components of operating income.	FASB ASC Topic 360-10-45-5 - A gain or loss recognized on the sale of a long-lived asset that is not a discontinued operation shall be included in income from continuing operations before income taxes.

Reported in the Utility's Financial Statements	GASB Authoritative Guidance	FASB Authoritative Guidance
Asset Retirement Obligations	The Utility uses the Guidance from FASB ASC Topic 980 (Formerly FASBS 143) to record asset retirement obligations. The implementation date for GASBS 83 *Certain Asset Retirement Obligations* has been postponed until fiscal year 2020.	FASB ASC Topic 980-410-25-2 - Many rate-regulated entities currently provide for costs related to the retirement of certain long-lived assets in their financial statements and recover those amounts in rates charged to their customers. Some of those costs result from asset retirement obligations within the scope of subtopic 410-20; others result from costs that are not within the scope of the subtopic. The amounts charged to customers for the costs related to the retirement of long-lived assets may differ from the period costs for financial reporting and rate-making purposes. An additional recognition timing difference may exist when the costs related to the retirement of long-lived assets are included in amounts charged to customers but liabilities are not recognized in the financial statements. If the requirements of this topic are met, a regulated entity shall also recognize a regulatory asset or liability for differences in the timing of recognition of the period costs associated with asset retirement obligations for financial reporting pursuant to that Subtopic and rate-making purposes.